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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 20, 2002

                              PATRON HOLDINGS, INC.
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)
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
           Nevada                          0-25675                         88-0346441
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

     (State or Other               (Commission File Number)              (IRS Employer
       Jurisdiction                                                   Identification No.)
      of Incorporation)

      212 West Kinzie Street, Chicago, Illinois                              60610
      -----------------------------------------                              -----
     (Address of Principal Executive Offices)                              (Zip Code)
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Registrant's telephone number, including area code: (312) 493-2171

                      Combined Professional Services, Inc.
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

     On November 20, 2002, Combined Professional Services, Inc. (the "Corporation") issued a press release announcing that its wholly owned subsidiary Patron Systems, Inc., a Delaware corporation, executed a letter of intent to acquire the assets of Patron Global, Ltd., a U.K. corporation, which press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

     On November 21, 2002, the Corporation changed its name to Patron Holdings, Inc. The change in name was accomplished by a merger of a newly formed wholly owned subsidiary with and into the Corporation with the Corporation as the surviving corporation which will now operate as Patron Holdings, Inc. The change in name was approved unanimously by the Corporation's Board of Directors. The Corporation issued a press release announcing the change in name, which press release is attached hereto as Exhibit 99.2 and incorporated by reference herein.

Item 7. Exhibits.

(c) The following exhibits are included with this Report:

Exhibit
Number       Description of Exhibit

99.1 Press Release of Combined Professional Services, Inc. issued on November 20, 2002.

99.2 Press Release of Combined Professional Services, Inc. issued on November 22, 2002.

                                        2

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                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    PATRON HOLDINGS, INC.



Date:  November 21, 2002                            By:  /s/ Patrick J. Allin
                                                        -----------------------
                                                        Patrick J. Allin
                                                        Chief Executive Officer